                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               SCUDDER FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

[SCUDDER LOGO]

                               SCUDDER FUND, INC.

                               IMPORTANT NEWS FOR

                    SCUDDER MONEY MARKET SERIES SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                             QUESTIONS AND ANSWERS

Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote on three proposals: The election of a new Board of Directors, the approval of a plan to reorganize your fund from a Maryland corporation into a Massachusetts business trust, and the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Q: WHY AM I BEING ASKED TO VOTE ON A NEW BOARD OF DIRECTORS?

A: As part of a larger effort to restructure the Scudder Family of Funds, the Board of your Fund has voted in favor of creating a single board of trustees/directors responsible for most Scudder Funds. It is the Board's belief that this has the potential for increasing efficiency and benefiting fund shareholders. The Board also believes that a single board, responsible for overseeing most of the no-load funds advised by Scudder Kemper Investments, Inc., can more effectively represent shareholder interests. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE.

Q: WHY AM I BEING ASKED TO VOTE ON A PLAN TO REORGANIZE MY FUND FROM A MARYLAND
    CORPORATION INTO A MASSACHUSETTS BUSINESS TRUST?

A: Almost all of the mutual funds managed by Scudder Kemper are currently
    Massachusetts business trusts. Your Board believes that organizing your Fund as a Massachusetts business trust will allow for greater operating efficiencies by minimizing various state regulatory filing requirements and reducing certain compliance risks associated with the sale of shares of a corporation.

Q: WHAT EFFECT WILL THIS HAVE ON MY FUND?

A: This reorganization will have no effect on the investment objective or performance of your Fund, and shareholders will have the same services available to them. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHEN WILL THESE CHANGES TAKE EFFECT?

A: The Board expects that the proposed changes will take effect during the third calendar quarter of this year if the proposals are approved.

Q: ARE THERE OTHER PROPOSALS I WILL BE VOTING ON?

A: You are also being asked to ratify the selection of PricewaterhouseCoopers
    LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-603-1915.

                                                                  April 18, 2000

Dear Shareholder,

    To continue to provide you with the highest level of investment management and service, we're making some important changes to the Scudder Funds. Scudder Kemper Investments, with the strong support of your Fund's Board, is proposing a series of measures to streamline the Scudder Family of Funds. The goals are to reduce costs and make Scudder's lineup of fund offerings easier for investors to utilize and understand. We believe these proposals will benefit Scudder shareholders over time. We need your participation in order to make the necessary changes.

    Along with this letter, you'll find a packet of materials that we ask you to read and, where applicable, fill out and return to us. The Q&A that begins on the front cover of the proxy statement explains the proposals we're making, why we're making them, and how they apply to your Scudder fund. The packet also contains a proxy card.

    After careful review, the members of your Fund's Board have unanimously approved each of the proposals explained in the Q&A and described in the proxy statement. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL THE PROPOSALS. (Because many of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, you may receive more than one proxy card. If so, please vote each one.)

    Your vote is important to us. Once you've voted, please sign and date the proxy card and return it in the enclosed postpaid envelope; or help us save time and postage cost by voting on the Internet or by telephone -- the enclosed flyer describes how. If we do not hear from you by May 17, our proxy solicitor may contact you.

    Thank you for your response and for your continued investment in the Scudder Funds.

Respectfully,

[SIGNATURE]                        [SIGNATURE]
Edmond D. Villani                  Kathryn L. Quirk
Chief Executive Officer            President
Scudder Kemper Investments, Inc.   Scudder Fund, Inc.

                               SCUDDER FUND, INC.
                          SCUDDER MONEY MARKET SERIES
                           --------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder Money Market Series, a series of Scudder Fund, Inc. (the "Fund") will be held at the offices of Scudder Kemper Investments, Inc., 13(th) Floor, Two International Place, Boston, MA 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:  To elect Directors of the Fund.
PROPOSAL 2:  To approve an Agreement and Plan of Reorganization for the
             Fund whereby the Fund will reorganize from a Maryland corporation into a Massachusetts business trust.
PROPOSAL 3:  To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

    Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                     By Order of the Board,

                                                     [SIGNATURE]

                                     John Millette
                                     Secretary
April 18, 2000

    IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               SCUDDER FUND, INC.
                          SCUDDER MONEY MARKET SERIES
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                           --------------------------

                                PROXY STATEMENT

                           --------------------------

GENERAL

    This Proxy Statement is being furnished to shareholders of Scudder Money Market Series, a series of Scudder Fund, Inc. (the "Fund"). Because the Fund has only one active series, in this Proxy Statement the word "Fund" is used to refer to both Scudder Money Market Series and Scudder Fund, Inc., as the context requires. The Board of Directors (the "Board", the Directors of which are referred to as the "Directors") of the Fund is soliciting proxies from shareholders of the Fund for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Scudder Kemper Investments, Inc., the investment manager of the Fund ("Scudder Kemper"), 13(th) Floor, Two International Place, Boston, Massachusetts 02110-4103, on July 13, 2000 at
3:00 p.m., Eastern time, and at any and all adjournments thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter.

    At the Meeting, shareholders will be asked to vote on three proposals (each a "Proposal", collectively, the "Proposals"). Proposal 1 describes the election of Directors, and Proposal 3 proposes the ratification of the Fund's accountants. Proposal 1 relates to a restructuring program proposed by Scudder Kemper and described in more detail below. In Proposal 2, shareholders are asked to approve a proposed reorganization (the "Reorganization") of the Fund from a Maryland corporation into a Massachusetts business trust.

    THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-728-3337 OR WRITING THE FUND, C/O SCUDDER KEMPER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

BACKGROUND

    Proposal 1 in this Proxy Statement is part of a program proposed by Scudder Kemper to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the Board, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds"), all of which are advised by Scudder Kemper. Consolidation plans are also proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. Many of the proposed consolidations are also expected to result in lower operating expenses for shareholders of acquired funds.

    There are currently five different Boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and for the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. This initiative is described in greater detail in Proposal 1 below.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

    At the Meeting, as part of the overall restructuring effort outlined above, shareholders of the Fund will be asked to elect nine individuals to constitute the Board of Directors of the Fund. These individuals were nominated after a careful and deliberate selection process by the present Board of Directors of the Fund. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Fund or as independent trustees/directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are being nominated for election as trustees or directors of the AARP Funds and of the open-end, directly-distributed, no-load Scudder Funds.

    Currently five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described above, Scudder Kemper has recommended, and the Board of Directors has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Fund and Scudder Kemper.

    Election of each of the listed nominees for Director on the Board requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he or she is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Directors may recommend. The following paragraphs and table set forth information concerning the nominees and the Directors not standing for re-election. Each nominee's or Director's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Directors has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS DIRECTORS:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree CUM LAUDE from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group.
Ms. Coughlin received a B.A. degree in economics (summa cum laude) from Fordham University. Ms. Coughlin has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996.

Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin.
Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He is currently a Director of the Fund and has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976 and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia

University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the Securities and Exchange Commission's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans.
Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the Securities and Exchange Commission's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans.
Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

DIRECTORS NOT STANDING FOR RE-ELECTION:

                                              PRESENT OFFICE WITH THE FUND;
                                            PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                          AND DIRECTORSHIPS
----------                                --------------------------------------
Rosita P. Chang (45)..................    Director; Professor of Finance,
                                          University of Hawaii. Dr. Chang serves
                                          on the boards of an additional 3
                                          trusts or corporations whose funds are
                                          advised by Scudder Kemper.

J.D. Hammond (66).....................    Director; Dean Emeritus, Smeal College
                                          of Business Administration,
                                          Pennsylvania State University.
                                          Dr. Hammond serves on the boards of an
                                          additional 3 trusts or corporations
                                          whose funds are advised by Scudder
                                          Kemper.

                                              PRESENT OFFICE WITH THE FUND;
                                            PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                          AND DIRECTORSHIPS
----------                                --------------------------------------
Richard M. Hunt (73)..................    Director; University Marshal and
                                          Senior Lecturer, Harvard University.
                                          Mr. Hunt serves on the boards of an
                                          additional 2 trusts or corporations
                                          whose funds are advised by Scudder
                                          Kemper.

Peter B. Freeman (67).................    Director; Corporate Director and
                                          Trustee. Mr. Freeman serves on the
                                          boards of various trusts or
                                          corporations whose funds are advised
                                          by Scudder Kemper.

------------------------

* Nominee considered by the Fund and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, Scudder Kemper or AARP because of his or her employment by Scudder Kemper or AARP, and, in some cases, holding offices with the Fund.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at the Meeting is comprised of two individuals who are considered "interested" Directors, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called "independent" Directors (the "Independent Directors"). The Securities and Exchange Commission (the "SEC") has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Directors, if approved by shareholders, nearly 78% will be Independent Directors. These Independent Directors have been nominated solely by the current Independent Directors of the Fund, a practice also favored by the SEC. The Independent Directors have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

    The Directors meet several times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Independent Directors conducted over 10 meetings to deal with fund issues (including committee and subcommittee meetings and special meetings of the Independent Directors). Furthermore, the Independent Directors review the fees paid to Scudder Kemper and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

    The Board has an Audit Committee and a Committee on Independent Directors, the responsibilities of which are described below. In addition, the Board has an Executive Committee, a Nominating Committee and a Valuation Committee.

AUDIT COMMITTEE

    The Audit Committee reviews with management and the independent public accountants for the Fund, among other things, the scope of the audit and the internal controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of the Fund.

    As suggested by the Advisory Group Report, the Fund's Audit Committee is comprised of only Independent Directors (all of whom serve on the committee), meets privately with the independent accountants of the Fund, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT DIRECTORS

    The Board of Directors of the Fund has a Committee on Independent Directors, comprised of all of the Independent Directors, charged with the duty of making all nominations of Independent Directors, establishing Directors' compensation policies, retirement policies and fund ownership policies, reviewing Directors' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Directors' effectiveness.

ATTENDANCE

    As noted above, the Directors conducted over ten meetings in calendar year 1999 to deal with fund matters, including various committee and subcommittee meetings and special meetings of the Independent Directors. The full Board of Directors of the Fund met seven times and the Audit Committee met one time during calendar year 1999. The Independent Directors held four special meetings during that period. Each then current Director attended 100% of the total meetings of the full Board of Directors held during calendar year 1999. In addition, each Independent Director attended 100% of the total meetings of the Audit Committee and the Committee on Independent Directors held during that period.

OFFICERS

    The following persons are officers of the Fund:

                                               PRESENT OFFICE WITH THE FUND;
                                                  PRINCIPAL OCCUPATION OR           YEAR FIRST BECAME
NAME (AGE)                                             EMPLOYMENT(1)                  AN OFFICER(2)
----------                                ----------------------------------------  -----------------
Kathryn L. Quirk (47)...................  President and Assistant Secretary;              1997
                                          Managing Director of Scudder Kemper

Frank J. Rachwalski, Jr. (55)...........  Vice President; Managing Director of            1999
                                          Scudder Kemper

Ann M. McCreary (43)....................  Vice President; Managing Director of            1998
                                          Scudder Kemper

John Millette (37)......................  Vice President and Secretary; Vice              1999
                                          President of Scudder Kemper

                                               PRESENT OFFICE WITH THE FUND;
                                                  PRINCIPAL OCCUPATION OR           YEAR FIRST BECAME
NAME (AGE)                                             EMPLOYMENT(1)                  AN OFFICER(2)
----------                                ----------------------------------------  -----------------
John R. Hebble (41).....................  Treasurer; Senior Vice President of             1998
                                          Scudder Kemper

Caroline Pearson (38)...................  Assistant Secretary; Senior Vice                1997
                                          President of Scudder Kemper; Associate,
                                          Dechert Price & Rhoads (law firm) 1989
                                          to 1997

------------------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Fund.

COMPENSATION OF DIRECTORS AND OFFICERS

    The Fund pays each Independent Director an annual Director's fee plus specified amounts for Board and committee meetings attended and reimburses expenses related to the business of the Fund. Each Independent Director receives an annual Director's fee of $1,500 if the Fund's total net assets do not exceed $100 million and $4,500 if the Fund's total net assets exceed $100 million. Each Independent Director also receives fees of $150 for attending each meeting of the Board and $150 for attending each committee meeting, or meeting held for the purpose of considering arrangements between the Fund and Scudder Kemper, or any of its affiliates. The newly-constituted Board may determine to change its compensation structure.

    The Independent Directors of the Fund are not entitled to benefits under any pension or retirement plan. A one-time benefit will be provided to those Independent Directors who have volunteered to leave the board in order to facilitate the nomination of a consolidated board. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to pay one-half of the cost of this benefit. The remaining portion, equal to $9,900 per Director, will be paid by the Fund.

    Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Fund does not make any direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Board and committee meetings.

    The following Compensation Table provides in tabular form the following data:

    COLUMN (1) All Directors who receive compensation from the Fund.

    COLUMN (2) Aggregate compensation received by each Director of the Fund during the calendar year 1999.

    COLUMN (3) Total compensation received by each Director from funds managed by Scudder Kemper (collectively, the "Fund Complex") during the calendar year 1999.

                               COMPENSATION TABLE

                                                         TOTAL COMPENSATION FROM
                                                          FUND COMPLEX PAID TO
                               AGGREGATE COMPENSATION           DIRECTOR
DIRECTOR                        (NUMBER OF SERIES)*         (NUMBER OF FUNDS)
--------                       ----------------------    -----------------------
Rosita P. Chang............      $9,900 (3 series)        $   59,907 (21 funds)
J.D. Hammond...............      $9,900 (3 series)        $   59,907 (21 funds)
Richard M. Hunt............      $9,450 (3 series)        $   39,563 (14 funds)
Edgar R. Fiedler...........     $9,900 (3 series)**       $   73,230 (29 funds)***
Peter B. Freeman...........      $9,900 (3 series)        $  179,783 (46 funds)

------------------------

  * The Fund had three active series during 1999.

 ** Mr. Fiedler has accrued, but did not receive, this amount through a deferred compensation program for serving on the Board of Directors of the Fund. As of December 31, 1999, Mr. Fiedler had a total of $271,718 accrued over a number of years in a deferred compensation program for serving on the Board of Directors of the Fund.

*** Mr. Fiedler's total compensation includes the $9,900 accrued, but not received, through the deferred compensation program

  THE BOARD OF DIRECTORS OF SCUDDER FUND, INC. UNANIMOUSLY RECOMMENDS THAT THE
                SHAREHOLDERS OF THE FUND VOTE FOR EACH NOMINEE.

  PROPOSAL 2:  REORGANIZATION OF THE FUND INTO A MASSACHUSETTS BUSINESS TRUST

    On February 7, 2000, the Board of Directors of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Plan") in the form attached hereto as Exhibit A. The Plan provides for the Reorganization of the Fund, which is currently incorporated as a Maryland corporation, into a Massachusetts business trust named Scudder Money Market Trust (the "Trust"). Other than the different composition of the Board, the adoption of an administrative fee and the fact that the Fund will be governed by different constitutional documents and service agreements, and be subject to Massachusetts, instead of Maryland, law, all as described below, there will be no differences between the operation of the Fund now and the operation of the Trust after the Reorganization. Specifically, the investment objectives and policies of the Trust will be identical to those of the Fund, and shareholders will have the same services available to them.

REASONS FOR THE PROPOSED REORGANIZATION

    The principal reasons that the Board approved, and unanimously recommends to shareholders that they approve, the Reorganization are that the Fund will be easier to administer as a Massachusetts business trust than as a Maryland corporation and that the risk of the Fund issuing more shares than it has authorized will be eliminated. First, almost all the mutual funds that are managed by Scudder Kemper are organized as Massachusetts business trusts. Therefore, the Reorganization will allow the Fund to fit more appropriately within the Scudder Family of Funds. Scudder Kemper will not need to monitor the additional filing requirements in Maryland for open-end funds but will instead be able to administer the Fund's compliance with state requirements consistently with the numerous other Massachusetts business trusts that it manages. Second, there are certain advantages for an open-end fund to being organized as a Massachusetts business trust rather than a Maryland corporation. A Maryland corporation must register a fixed number of shares, and pay a fee in Maryland for such registration. A Massachusetts business trust, on the other hand, may have an unlimited number of shares and there is no fee for registering such shares in Massachusetts. Thus, if the Fund continued in its current form, Scudder Kemper would have to continue to monitor the number of shares that are authorized to be issued under Maryland law and would run the risk of running out of authorized shares to sell, or selling unauthorized shares, which could result in liability to the Fund. To eliminate that risk, a Maryland corporation could register an extremely large number of shares, but that would result in a larger registration expense. Reorganizing as a Massachusetts business trust will eliminate any need to monitor the number of shares the Fund has registered along with avoiding any future registration costs.

    In addition to the reasons outlined above, Massachusetts has been chosen for the Trust's domicile because Scudder Kemper believes that its law with respect to business trusts is the most developed of any state, although it is less developed than Maryland corporation law. The Board of Directors has determined that Massachusetts law affords additional advantages to the operation of a mutual fund as compared to those available under Maryland law. For example, the Board of Trustees of the Trust generally will have greater flexibility in carrying on the business affairs of the Trust than if the Fund remained a Maryland corporation.

PRINCIPAL FEATURES OF THE PROPOSED REORGANIZATION

    The Trust is an open-end diversified management investment company as defined in the 1940 Act that was organized for the purpose of succeeding to the business of the Fund. The Reorganization contemplates that the Fund will transfer all of its assets to the Trust; the liabilities of the Fund will be assumed by the Trust; and each shareholder's shares of the Fund will automatically be exchanged for an equal number of shares of the same class (including any fractional shares) of the Trust. In connection with the Reorganization and prior to its completion, one share of the Trust will be issued to Scudder Kemper. (See "Procedures for Proposed Reorganization" below.) Scudder Kemper, as the sole shareholder of the Trust, will approve various service agreements for the Trust and will elect the Board of Trustees (the composition of which will be identical to the board nominated for shareholder approval in Proposal 1). In connection with the Reorganization, the Trust has entered into a new Investment Management Agreement with Scudder Kemper that is identical to the agreement entered into between the Fund and Scudder Kemper, other than the dates of execution and termination.

ADMINISTRATIVE FEE

    On or prior to the Closing, the Trust will have entered into an administrative services agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Trust (other than those provided by Scudder Kemper under its investment management agreement with the Trust) in exchange for the payment by the Trust of an administrative services fee (the "Administrative Fee") at the rate of 0.10% for the Institutional Class, 0.25% for the Managed Shares and Premium Class, and 0.40% for the Prime Reserve Class, each based on the applicable class' average daily net assets. One effect of this arrangement is to make the Trust's future expense ratio more predictable. The administrative fee arrangement will be implemented regardless of whether shareholders approve the Reorganization. The details of the proposal (including expenses that are not covered) are set out below.

    Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Fund pursuant to separate agreements with the Fund, subject to oversight and approval by the Fund's Directors. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Fund and maintains its accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Dechert
Price & Rhoads acts as general counsel for the Fund. In addition to the fees it pays under its current investment management agreement with Scudder Kemper, the Fund pays the fees and expenses associated with these service agreements, as well as the Fund's insurance, registration, printing, postage and other costs.

    Once the Administration Agreement becomes effective, each Service Provider will provide to the Trust the services that it currently provides to the Fund, as described above, under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Trust and will pay most other Trust expenses, including insurance, registration, printing and postage fees. In return, the Trust will pay Scudder Kemper the Administrative Fee.

    The proposed Administration Agreement will have an initial term of three years, subject to earlier termination by the Trust's Trustees. The fee payable by the Trust to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from the Trust's custodian for cash balances.

    Certain expenses of the Trust would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, the

Trust would continue to pay the fees required by its investment management agreement with Scudder Kemper.

PROCEDURES FOR PROPOSED REORGANIZATION

    If the shareholders approve the Reorganization, the Fund will transfer all of its assets to the Trust; the Trust will assume all of the liabilities of the Fund and issue to each shareholder of the Fund shares of the Trust of the same class of shares held by each shareholder in a number equal to the number of shares (including any fractional shares) of the Fund then owned by such shareholder, in exchange for all of the shares of the Fund owned by the shareholder; the share of the Trust owned by Scudder Kemper will be cancelled; and the Fund will then be dissolved. A shareholder of the Fund will acquire the same pro rata interest in the Trust as of the effective time of the Reorganization as the shareholder had in the Fund immediately prior to the Reorganization. The Trust will operate in the same manner and with the same investment objectives and policies as those of the Fund. The address and phone number of the Trust is Two International Place, Boston, Massachusetts 02110-4103, 1-800-728-3337.

    Confirmations of the shares of the Trust received in the Reorganization in exchange for shares of the Fund will not be issued to shareholders, because the number of shares held by a shareholder will not be changed by the Reorganization.

    It will not be necessary for a shareholder holding certificates representing shares of the Fund to exchange those certificates for new certificates representing shares of the Trust following consummation of the Reorganization. Certificates for shares of the Fund issued prior to the Reorganization will represent outstanding shares of the Trust after the Reorganization. New certificates will not be issued by the Trust after the Reorganization unless specifically requested in writing. Shares of the Fund not represented by certificates will automatically be exchanged for the same number of shares of the Trust.

    The obligations of the Fund and the Trust under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Fund and the Trust are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Directors of the Fund or the Trustees of the Trust, notwithstanding the approval of the Plan by the shareholders of the Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Fund without obtaining the approval of the

Fund's shareholders. The Fund and the Trust may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

CERTAIN COMPARATIVE INFORMATION ON THE FUND AND THE TRUST

    As a Massachusetts business trust, the Trust's operations are governed by its declaration of trust ("Declaration of Trust") and By-laws and by Massachusetts law, rather than by the Articles of Incorporation, as amended (the "Articles of Incorporation") and By-laws, as amended (the "By-laws") of the Fund and by Maryland law. Certain differences between the two forms of organization and governing corporate documents are summarized below.

    Shareholders of the Fund entitled to vote at the meeting may obtain copies of the Declaration of Trust and the Trust's By-laws, and the Fund's Articles of Incorporation and By-laws, without charge, upon written request to the Secretary of the Fund. The Trust and the Fund are each subject to the 1940 Act and the rules and regulations thereunder.

    TRUSTEES. The affairs of the Trust are managed by a Board of Trustees rather than a Board of Directors as under Maryland law.

    SHARES. The shares of beneficial interest of the Trust (and any series which may be authorized in the future) are transferable shares, $.01 par value per share. The Trust can issue an unlimited number of shares of beneficial interest with varying par value. Each share of the Trust (or of any series of the Trust) currently represents an equal proportionate interest in the assets owned by, and the liabilities of, the Trust (or of any series of the Trust). As such, each share of the Trust is entitled to dividends and distributions when and as declared on shares of the Trust by the Board of Trustees. Under the Articles of Incorporation of the Fund, the Fund is currently authorized to issue up to 13 billion shares, par value $.0001 per share. However, the Fund's Board of Directors, with or without approval by the shareholders, may amend the Articles of Incorporation to increase or decrease the number of authorized shares.

    SEPARATE SERIES AND CLASSES OF SHARES. The Declaration of Trust authorizes the issuance of shares in different series, and authorizes the Board of Trustees of the Trust, without further shareholder action, to establish and create additional series and to designate the rights and preferences of the shareholders of each of the respective series. Each series would represent interests in a separate portfolio of securities and other assets, with its own investment objectives and policies. All consideration received for the sales of shares of a particular series of the Trust, all assets in which such consideration is invested, all income, earnings and profits derived from such investments, and all liabilities incurred by or for the series, will be allocated to and belong or attach to that series. Currently there is one series of the Trust, which is designated as Scudder Money Market Series.

    Under the Fund's Articles of Incorporation, the Board may classify the Fund's shares into various classes and sub-classes. The Fund currently has four active classes of shares. The Scudder Money Market Series of the Trust initially will have four classes of shares, and the Board of Trustees will have the power to classify the Trust's shares into various other classes and sub-classes.

    SHAREHOLDER VOTING RIGHTS. Under the Maryland General Corporation Law (the "Maryland Code"), a Maryland corporation registered under the 1940 Act is not required to hold annual meetings unless so required by the 1940 Act. Under Massachusetts law, the Trust is not required to hold annual shareholder meetings. Under the Declaration of Trust, however, shareholder meetings are required to be called for various purposes, such as electing or removing Trustees of the Trust (although Trustees may be elected to fill vacancies or be removed by the Board of Trustees without a vote of shareholders, subject to certain restrictions in the 1940 Act). Any matter submitted to a vote of shareholders would be voted by series unless otherwise required by the 1940 Act or as determined by the Board of Trustees.

    The Maryland Code and the By-laws of the Fund provide that a meeting of shareholders shall be called upon the written request of shareholders representing 50% of the outstanding shares of the Fund. The Declaration of Trust provides that a meeting of shareholders shall be called upon the written request of the holders of at least 10% of the outstanding shares of the Trust, if shareholders of all series are required to vote in the aggregate, or of any series, if shareholders of such series are entitled to vote by series.

    The By-Laws of both the Fund and the Trust provide that a quorum for a meeting of shareholders is met if one-third of the shares entitled to be voted are present at the shareholder meeting. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shares were represented at the meeting. Some matters under the Declaration of Trust requiring approval by a majority or greater percentage of the shares entitled to vote would not be affected by this provision, nor would matters that under the 1940 Act require the vote of a "majority" of the outstanding shares.

    Under the Declaration of Trust, each Trustee of the Trust serves until the next meeting of shareholders, if any, and until the election and qualification of his successor, or until he sooner dies, resigns, declares bankruptcy, is adjudicated to be incompetent or becomes otherwise incapacitated. Any Trustee may also be removed for cause by a vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding or by a vote of two-thirds of the Trustees then in office. The Maryland Code and the By-laws of the Fund permit removal of a director by the holders of a majority of the outstanding shares of the Fund.

    The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any series) by notice to the shareholders without shareholder approval. The dissolution of the Fund is subject to shareholder approval under the Maryland Code, although all shares of a series of the Fund could be involuntarily redeemed by the Fund. Unlike the Directors of the Fund, the Trustees of the Trust will have the power to approve, without shareholder approval, a merger, consolidation, sale of assets or incorporation of the Trust. While the Trustees ordinarily would not expect to take such action without shareholder approval, there are situations, as with a very small, uneconomical fund, a sufficient number of whose shareholders cannot be located, where Trustee action alone would be in the best interests of shareholders.

    LIABILITY OF SHAREHOLDERS. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust, and provides that notice of such disclaimer may be given in each obligation, contract, instrument, certificate, share, other security of the Trust or undertaking made or issued by the Trust or the Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all claims and liabilities to which any shareholder may become subject for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is considered by the Trust to be remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. Under the current form of organization of the Fund as a Maryland corporation, its shareholders have no personal liability for the Fund's acts or obligations, except that a shareholder may be liable to the extent that: (1) the purchase price of his shares has not been received by the Fund in the amount or manner required by Maryland law; (2) he receives a dividend or distribution made contrary to Maryland law; (3) the consideration to him from the Fund upon redemption of his shares was paid in violation of Maryland law; or (4) the consideration to him from the Fund upon liquidation of the Fund was paid in violation of Maryland law.

    LIABILITY OF DIRECTORS AND TRUSTEES. Under the Declaration of Trust, a trustee is personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of his duties in the conduct of his office, although a trustee may be personally liable to persons dealing with the Trust in the absence of notice that the trustee is not personally liable. Under the Declaration of Trust, Trustees and officers will be indemnified against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they are involved by reason of their position with the Trust, except that they are not indemnified against liabilities or expenses arising from conduct adjudicated to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Trust may also advance money for these expenses, provided that the trustee or officer undertakes to repay the Trust if his conduct is later adjudicated to preclude indemnification and certain other conditions are met.

    Maryland law provides that in addition to any other liability imposed by law, the Directors may be liable to the Fund for: (1) voting for or assenting to the declaration of any dividend or other distribution of assets to shareholders contrary to Maryland law; (2) voting for or assenting in certain circumstances to distributions of assets to shareholders during liquidation of the Fund; and
(3) voting for or assenting to a repurchase of the shares of the Fund contrary to Maryland law. A Director is not liable, however, if he acts in good faith, in a manner he reasonably believes to be in the best interest of the Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In the event of any litigation against the Directors or officers of the Fund, Maryland law and the Fund's By-Laws permit the Fund to indemnify a Director or officer for certain expenses unless he acted with willful misfeasance, bad faith, gross negligence or reckless disregard for the duties involved in the conduct of his office. Maryland law and the Fund's By-Laws permit the Fund to advance expenses to a Director or officer if the facts then known do not preclude indemnification based on the foregoing standard and on receipt of an undertaking similar to the undertaking that would be required by the Trust.

    INVOLUNTARY REDEMPTION. The Declaration of Trust permits the Board of Trustees to authorize the Trust to redeem shares in an account if at any time the shares in the account do not have at least a minimum value set by the Board of Trustees. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust currently does not intend to redeem shares involuntarily, but reserves the right to do so in the future.

    The foregoing is only a summary of certain of the differences between
(1) the Trust, its Declaration of Trust and By-laws and Massachusetts law, and
(2) the Fund, its Articles of Incorporation and By-laws and Maryland law. It is not a complete list of differences. Shareholders may refer to the provisions of the Articles of Incorporation, the Fund's By-Laws and Maryland law, and the

Declaration of Trust, the Trust's By-Laws and Massachusetts law for a more thorough comparison.

FEDERAL INCOME TAX CONSEQUENCES

    The Reorganization is conditioned upon the receipt by the Fund and the Trust of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Trust of all or substantially all of the assets of the Fund in exchange solely for Trust shares and the assumption by the Trust of all of the liabilities of the Fund, followed by the issuance of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Trust and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to the Trust in exchange solely for Trust shares and the assumption by the Trust of all of the liabilities of the Fund or upon the issuance of the Trust shares to the Fund's shareholders in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of the Trust will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of the Trust will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by the Trust upon the receipt of the assets of the Fund in exchange for Trust shares and the assumption by the Trust of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Trust shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Trust shares received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Trust shares received by the shareholders of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of the shareholders of the Fund.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.

  THE BOARD OF DIRECTORS OF SCUDDER FUND, INC. UNANIMOUSLY RECOMMENDS THAT THE
           SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

     PROPOSAL 3:  RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board, including a majority of the Independent Directors, has selected PricewaterhouseCoopers LLP to act as independent accountants of the Fund for the Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

  THE BOARD OF DIRECTORS OF SCUDDER FUND, INC. UNANIMOUSLY RECOMMENDS THAT THE
           SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL 3.

                             ADDITIONAL INFORMATION

GENERAL

    The Fund will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, except that Scudder Kemper will bear any such expenses in excess of $10,237 (approximately $0.00021 per share, based on December 31, 1999 net assets for the Fund). In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the Fund's shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the

Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1 and will have the effect of a "no" vote on Proposals 2 and 3.

    Holders of record of the shares of the Fund at the close of business on April 17, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of March 20, 2000, there were 3,139,365,801, 375,744,099, 1,011,117,280 and
48,073,763 shares of the Institutional Class, the Managed Shares Class, the Premium Class and the Prime Reserve Class outstanding, respectively.

    As of January 31, 2000, the officers and Directors of the Fund as a group owned beneficially less than 1% of each class of the Fund's Shares. Appendix 1 sets forth the beneficial owners of more than 5% of any class of the Fund's shares. To the best of the Fund's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of any class of the Fund's outstanding shares, except as stated in Appendix 1.

    Appendix 2 hereto sets forth the number of shares of the Fund owned directly or beneficially by the Directors of the Fund and by the nominees for election.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $8,461. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card(s). Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

PRINCIPAL UNDERWRITER

    Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110, is the principal underwriter for the Fund.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

    No Director is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 By Order of the Board,

                                                   [SIGNATURE]

                                 John Millette

                                 Secretary

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this   day of          , 2000, by and between Scudder Fund, Inc. (the "Acquired
Corporation"), a Maryland corporation with a principal place of business at 345 Park Avenue, New York, NY 10154, on behalf of Scudder Money Market Series (the "Acquiring Fund"), a separate series of the Acquiring Corporation, and Scudder Money Market Trust (the "Acquired Trust"), a Massachusetts business trust with its principal place of business at Two International Place, Boston, Massachusetts 02110-4103, on behalf of Scudder Money Market Series (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust.

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Institutional Class, Managed Shares Class, Premium Class and Prime Reserve Class of shares ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of

Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

    2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

    2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be August 14, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square -- South, Boston, MA 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. Scudder Service Corporation (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the

Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

        (a) The Acquired Corporation is a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquired Corporation's Charter, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Acquired Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

        (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Corporation is not, and the execution, delivery and performance of this Agreement by the Acquired Corporation, on behalf of the Acquired Fund, will not result, in violation of Maryland law or of the Acquired Corporation's Charter, as amended, or

    By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Corporation or the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Corporation, on behalf of the Acquired Fund, will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Corporation or the Acquired Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Corporation or the Acquired Fund or any properties or assets held by it. The Acquired Corporation knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended May 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since May 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of

    Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

        (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

        (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Corporation, on behalf of the Acquired Fund and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

        (o) The proxy statement of the Acquired Fund, insofar as it relates to the Acquired Fund, will, on date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any properties or assets held by it. The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Acquiring Trust and Acquiring Fund have conducted no operations except those incident to their organization.

        (g) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

        (h) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

        (i) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (j) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (k) The Proxy Statement, only insofar as it relates to the Acquiring Fund, will, on the date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

        (l) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Corporation covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 13, 2000.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare the 1934 Act and the 1940 Act proxy materials in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Corporation will file the Proxy Statement with the Commission.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

   5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

   5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

   5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, with respect to the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

        (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Acquired Corporation, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Corporation, with respect to the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Ober, Kaler, Grimes & Shriver, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

        (a) The Acquired Corporation has been duly formed and is an existing corporation; (b) the Acquired Corporation has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Corporation's registration statement under the 1940 Act;
    (c) the Agreement has been duly authorized, executed and delivered by the Acquired Corporation, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Corporation's Charter, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Corporation's Charter, as amended, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Trust and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Fund and Acquired Fund. Notwithstanding anything herein to the contrary, neither Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

   10.1. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

   10.2. Scudder Kemper Investment, Inc. ("Scudder Kemper") will pay the Acquiring Fund's allocable share of expenses associated with the Reorganization. The Acquired Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $10,237 for the Acquired Fund (approximately $0.00021 per share, based on December 31, 1999 net assets for the Acquired Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or
(ii) by either party if the Closing shall not have occurred on or before October 31, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, NY 10154, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention:
Sheldon A.

Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A. Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   15.4. References in this Agreement to the Acquiring Trust mean and refer to the Board members of the Acquiring Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquiring Trust conducts its business. It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Acquiring Fund personally, but bind only the property of the Acquiring Fund, as provided in the Acquiring Trust's Declaration of Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquiring Trust's Board members, on behalf of the Acquiring Fund, and this Agreement has been signed by authorized officers of the Acquiring Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund, as provided in the Acquiring Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to a Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquired Corporation or the Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

   15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                         SCUDDER FUND, INC.
                                on behalf of Scudder Money Market Series

------------------------------
Secretary

                                ----------------------------------

                                By:   ----------------------------

                                Its:  ----------------------------

Attest:                         SCUDDER MONEY MARKET TRUST
                                on behalf of Scudder Money Market Series

------------------------------
Secretary

                                ----------------------------------

                                By:   ----------------------------

                                Its:  ----------------------------

AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO

SCUDDER KEMPER INVESTMENTS,
INC.

------------------------------

By:
-----------------------------

Its:
-----------------------------

                                   APPENDIX 1
                      BENEFICIAL OWNERSHIP OF FUND SHARES

    As of January 31, 2000, 21,692,813 shares in the aggregate, or 9.48% of the outstanding shares, of SCUDDER MONEY MARKET SERIES -- MANAGED SHARES were held in the name of Hare & Co., One Wall Street, New York, NY 10005, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 42,673,909 shares in the aggregate, or 11.26% of the outstanding shares, of SCUDDER MONEY MARKET SERIES -- MANAGED SHARES were held in the name of Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 99,716,938 shares in the aggregate, or 26.32% of the outstanding shares, of SCUDDER MONEY MARKET SERIES -- MANAGED SHARES were held in the name of Turtle & Co. Sweep, PO Box 9427, Boston, MA 02209, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 106,143,796 shares in the aggregate, or 28.01% of the outstanding shares, of SCUDDER MONEY MARKET SERIES -- MANAGED SHARES were held in the name of Chase Manhattan Bank, Client Services Department, 1 Chase Manhattan Plaza, New York, NY 10005, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 35,685,086 shares in the aggregate, or 9.41% of the outstanding shares, of SCUDDER MONEY MARKET SERIES -- MANAGED SHARES were held in the name of Citibank (private banking division), 1 Court Square, 22nd Floor, Long Island City, NY 11120, who may be deemed to be the beneficial owner of certain of these shares.

                   SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 228,808,514 shares, in the aggregate, or 60.39% of the outstanding shares, of SCUDDER MONEY MARKET SERIES -- MANAGED SHARES on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    Certain accounts for which Scudder Kemper acts as investment adviser owned 64,984,981 shares, in the aggregate, or 5.80% of the outstanding shares, of SCUDDER MONEY MARKET SERIES -- PREMIUM SHARES on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

                                   APPENDIX 2
                  FUND SHARES OWNED BY NOMINEES AND DIRECTORS

    Many of the nominees and Directors own shares of the Fund and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Director, the number of shares owned in each class of the Fund as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Fund by each nominee and Director. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Director's individual shareholdings of the Fund and any class of the Fund constitute less than 1% of the outstanding shares of the Fund and any such class of the Fund. As a group, the Directors and officers own less than 1% of the shares of the Fund and any class of the Fund.

                                                                                        SCUDDER
                                                SCUDDER       SCUDDER       SCUDDER      MONEY
                                                 MONEY         MONEY         MONEY      MARKET
                                                MARKET        MARKET        MARKET     SERIES --
                                               SERIES --     SERIES --     SERIES --     PRIME
                                                MANAGED    INSTITUTIONAL    PREMIUM     RESERVE
                                                SHARES        SHARES        SHARES      SHARES
                                               ---------   -------------   ---------   ---------
Henry P. Becton, Jr.(1)......................      0                 0             0    10,000(5)
Rosita P. Chang(3)...........................      0                 0             0         0
Linda C. Coughlin(1).........................      0                 0             0         0
Dawn-Marie Driscoll(1).......................      0                 0                  13,203
Edgar R. Fiedler(1)..........................      0                 0     1,265,637         0
Keith R. Fox(1)..............................      0                 0            24         0
Peter B. Freeman(1)..........................      0         2,010,902       131,012         0
J.D. Hammond(1)..............................      0                 0       188,450         0
Richard M. Hunt(4)...........................      0                 0             0         0
Joan Edelman Spero(2)........................      0                 0             0         0
Jean Gleason Stromberg(2)....................      0                 0             0         0
Jean C. Tempel(1)............................      0                 0             0         0
Steven Zaleznick(3)..........................      0                 0             0         0
All Directors and Officers as a group........      0         2,010,902     1,585,123    23,203(6)

------------------------------

 (1) Total aggregate holdings in the Fund and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

 (2) Total aggregate holdings in the Fund and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

 (3) Total aggregate holdings in the Fund and all other funds in the Scudder Family of Funds and AARP Funds ranged between $10,000 and $50,000.

 (4) Total aggregate holdings in the Fund and all other funds in the Scudder Family of Funds and AARP Funds were $0.

 (5) Mr. Becton's shares in Scudder Money Market Series -- Prime Reserve Shares are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (6) As of January 31, 2000, as a group, the Trustees and officers of Scudder Money Market Series -- Prime Reserve Shares held 13,203 shares with sole investment and voting power, and 10,000 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

                                     NOTES

    For more information, please call Shareholder Communications
    Corporation, your Fund's information agent at 1-800-603-1915.

                                                                             SFI

                                  FORM OF PROXY


         [LOGO]                               YOUR VOTE IS IMPORTANT!
        [ADDRESS]
                                               VOTE TODAY BY MAIL,
                                          TOUCH-TONE PHONE OR THE INTERNET
                                          CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                          LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***         PLEASE FOLD AND DETACH CARD
                                                  AT PERFORATION BEFORE MAILING.

SCUDDER FUND, INC.


PROXY          SPECIAL MEETING OF SHAREHOLDERS - JULY 13, 2000


         The undersigned hereby appoints John Millette, Kathryn L. Quirk and John R. Hebble, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110, on July 13, 2000 at 3:00 p.m., Eastern time, and at any adjournments thereof.

                                   PLEASE SIGN AND RETURN PROMPTLY IN THE
                                   ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.

                                   Dated ____________________________,2000

                                   PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                   APPEAR. WHEN SIGNING AS AN ATTORNEY,
                                   EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                   GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS
                                   SUCH.

                                   --------------------------------------------
                  [NAME]
                  [ADDRESS]
                                   --------------------------------------------
                                          SIGNATURE(S) OF SHAREHOLDER(S)

         [LOGO]                               YOUR VOTE IS IMPORTANT!
        [ADDRESS]
                                               VOTE TODAY BY MAIL,
                                          TOUCH-TONE PHONE OR THE INTERNET
                                          CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                          LOG ON TO WWW.PROXYWEB.COM/XXXXX

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

         ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                 FOR ALL        WITHHOLD
                                                 NOMINEES       AUTHORITY TO
                                                 LISTED         VOTE FOR ALL
                                                 (EXCEPT AS     NOMINEES LISTED
                                                 NOTED IN
                                                 SPACE
                                                 PROVIDED)

PROPOSAL 1
----------

To elect Directors to hold office until their      /   /      /  /
respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:
(01) Henry P. Becton, Jr. (02) Linda C. Coughlin
(03) Dawn-Marie Driscoll (04) Edgar R. Fiedler
(05) Keith R. Fox (06) Joan Edelman Spero
(07) Jean Gleason Stromberg (08) Jean C. Tempel
(09) Steven Zaleznick

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S)
ON THE LINE IMMEDIATELY BELOW.

----------------------------------------------
PROPOSAL 2                                     FOR       AGAINST      ABSTAIN
----------

To approve an Agreement and Plan of           /  /        /  /         /  /
Reorganization for the Fund whereby the
Fund will reorganize from a Maryland
corporation into a Massachusetts business trust.

PROPOSAL 3
----------

To ratify the selection of                    /  /        /  /         /  /
PricewaterhouseCoopers LLP as the Fund's independent accountants for the current fiscal year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                           PLEASE SIGN ON REVERSE SIDE